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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    WARBURG PINCUS SMALL COMPANY VALUE FUND

The following information supplements certain information contained in the fund's Prospectuses and Statement of Additional Information.

Roger W. Vogel and Richard Hanlon now serve as Co-Portfolio Managers of the fund. Messrs. Vogel and Hanlon joined CSAM in November 2000 as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. and the transfer of the business of DLJ Asset Management Group, Inc. ("DLJAM") to CSAM. Mr. Vogel, a Managing Director, and Mr. Hanlon, a Director, joined DLJAM in 1993 and 1994, respectively. Kyle F. Frey no longer serves as the Portfolio Manager of the fund.

Dated: January 16, 2000                                                  16-0101
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